Exhibit 99.2

BALLSTON SPA BANCORP, INC./NBC BANCORP, INC.

THE UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION AS OF, AND FOR THE YEAR ENDED, DECEMBER 31, 2025

On April 1, 2026, Ballston Spa Bancorp, Inc. (“Ballston Spa”) completed its previously announced merger with NBC Bancorp, Inc. (“NBC”), pursuant to the Agreement and Plan of Merger, dated as of September 23, 2025 (the “Merger Agreement”), by and between Ballston Spa and NBC, pursuant to which NBC merged with and into the Ballston Spa, with Ballston Spa as the surviving entity. In addition, The National Bank of Coxsackie, a national bank and a wholly owned subsidiary of NBC, merged with and into Ballston Spa National Bank, a national bank and a wholly owned subsidiary of the Company, with Ballston Spa National Bank as the surviving bank. As a result of the merger, each share of NBC common stock was converted into the right to receive 0.8065 shares of Ballston Spa common stock, with cash payable in lieu of any fractional shares.

The following unaudited pro forma condensed combined financial information and accompanying notes are based on and should be read in conjunction with the following historical financial statements and accompanying notes, which are incorporated by reference into this filing:

•	the historical audited consolidated financial statements of Ballston Spa as of and for the years ended December 31, 2025 and December 31, 2024; and

•	the historical audited consolidated financial statements of NBC as of and for the years ended December 31, 2025 and December 31, 2024 (which are included in this filing).

The unaudited pro forma condensed combined financial information is provided for illustrative information purposes only. The unaudited pro forma condensed combined financial information is not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma combined condensed financial statements have been prepared in accordance with Article 11 of Regulation S-X, and combine the historical consolidated financial position and results of operations of Ballston Spa and NBC using the acquisition method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes. Please note the unaudited pro forma condensed combined financial information does not include management adjustments for any potential effects of changes in market conditions, cost savings, revenue enhancements, or expense efficiencies, among other factors.

The following unaudited pro forma combined consolidated balance sheet as of December 31, 2025, combines the historical audited consolidated balance sheet of Ballston Spa as of December 31, 2025, with the historical audited consolidated balance sheet of NBC as of December 31, 2025, as if it had been consummated on December 31, 2025. The unaudited pro forma condensed combined statements of income for the year ended December 31, 2025, combines the historical audited consolidated statements of income of Ballston Spa for the year ended December 31, 2025, with the historical audited consolidated statement of income of NBC for the year ended December 31, 2025, giving effect to the transaction and the common stock as if it had been consummated on January 1, 2025. Certain reclassification adjustments have been made to NBC’s financial statements to conform to Ballston Spa’s financial statement presentation.

The acquisition of NBC is accounted for using the acquisition method of accounting. The total purchase price is allocated to the tangible and intangible assets and liabilities acquired based on their respective fair values. The unaudited pro forma condensed combined financial data include an estimated allocation of the purchase price as of March 31, 2026 (the close of business prior to the closing date of April 1, 2026). Any changes to NBC’s shareholders’ equity, including results of operations and certain balance sheet changes from March 31, 2026 through the closing date of April 1, 2026 will also change the purchase price allocation, which may include the recording of a lower or higher amount of goodwill. The final adjustments may be materially different from the transaction accounting adjustments presented herein.

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The pro forma statements of income and per share data information does not include anticipated cost savings or revenue enhancements. There is no assurance that the anticipated cost savings of merging Ballston Spa’s and NBC’s personnel, benefit plans, premises, equipment, computer systems and service contracts will be realized on the anticipated time schedule or at all.

The pro forma combined basic and diluted earnings per share of Ballston Spa common stock is based on the pro forma combined net income per common share for NBC and Ballston Spa divided by the pro forma basic or diluted common shares of the combined entities for the periods presented on such statements of income. The pro forma information includes adjustments related to the fair value of assets and liabilities of NBC and is subject to adjustment as additional information becomes available and as final merger date analyses are performed. The pro forma combined balance sheet and book value per share data includes the adjustment to reflect the accrual of one-time merger-related charges for Ballston Spa and NBC: (a) Ballston Spa pre-tax charges are estimated at $4.3 million ($3.2 million after-tax) and are included as a pro forma liability accrual with the after-tax cost as reduction to retained earnings, and (b) NBC pre-tax charges are estimated at $649 thousand ($569 thousand after-tax) and are included as a pro forma fair value liability accrual. The pro forma statements of income includes an accrual for unaccrued one-time merger-related charges of $4.3 million for Ballston Spa. The pro forma combined book value per share of Ballston Spa common stock is based on the pro forma combined common stockholders’ equity of NBC and Ballston Spa divided by total pro forma common shares of the combined entities.

The prospective financial information included in this section has been provided by Ballston Spa’s and NBC’s respective senior management as described in this section. Neither Crowe LLP (Ballston Spa’s independent auditor) nor Bonadio & Co., LLP (NBC’s independent auditor), nor any other independent registered public accounting firm or independent auditor, has audited, reviewed, examined, compiled, or applied agreed-upon procedures with respect to the accompanying prospective financial information. Accordingly, neither Crowe LLP nor Bonadio & Co., LLP expresses an opinion or any other form of assurance with respect thereto or its achievability and assumes no responsibility for the prospective financial information and disclaims any association with the prospective financial information. The report by Crowe LLP included in this proxy statement/prospectus relates to Ballston Spa’s previously issued financial statements. The report by Crowe LLP does not extend to the prospective financial information and should not be read to do so.

The unaudited pro forma data are qualified by the statements set forth under this caption and should not be considered indicative of the market value of Ballston Spa common stock or the actual or future results of operations of Ballston Spa for any period. Actual results may be materially different than the pro forma information presented.

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Ballston Spa Bancorp, Inc.

Unaudited Combined Pro Forma Balance Sheets as of December 31, 2025

($ In thousands, except per share data)

	Ballston Spa Bancorp, Inc.	NBC Bancorp, Inc.	Transaction Accounting Adjustments		Pro Forma Combined Before Adjustments Related to Other Transactions	Adjustments Related to Other Transactions		Pro Forma Combined After Adjustments Related to Other Transactions
Assets
Cash and due from banks	$7,385	$33,483	$(2,255)	(1)	$38,613	$-		$38,613
Short-term investments	20,761	-	-		20,761	-		20,761
Federal funds sold	-	-	-		-	44,924	(18)	44,924
Securities available for sale	66,562	100,915	(2,500)	(3)	164,977	(50,221)	(13)	114,756
Securities held to maturity	-	3,784	75	(3)	3,859	-		3,859
FHLB of NY & FHLB stock, at cost	7,908	1,929	-		9,837	-		9,837
Total loans, net of unearned income	803,219	366,356	(20,475)	(4)	1,149,100	(61,986)	(14)	1,087,114
Less: allowance for credit losses	(8,749)	(3,680)	(267)	(5)	(12,696)	-		(12,696)
Net loans and leases	794,470	362,676	(20,742)		1,136,404	(61,986)		1,074,418
Bank premises and equipment, net	12,047	4,265	1,404	(6)	17,716	-		17,716
Accrued interest receivable	3,143	1,371	-		4,514	-		4,514
Goodwill	1,595	-	458	(1)	2,053	-		2,053
Intangible assets, net	-	-	7,170	(7)	7,170	-		7,170
Bank owned life insurance	5,637	-	-		5,637	-		5,637
Other assets	8,993	3,127	4,383	(8)	16,503	-		16,503
Total assets	$928,501	$511,550	$(12,007)		$1,428,044	$(67,283)		$1,360,761

Liabilities:
Deposits:
Demand deposits	$148,536	$105,287	$-		$253,823	$-		$253,823
Savings	87,243	95,251			182,494	-		182,494
NOW and money market	382,252	108,823			491,075	-		491,075
Time deposits	147,202	141,712	(52)	(9)	288,862	(60,315)	(15)	228,547
Total deposits	765,233	451,073	(52)		1,216,254	(60,315)		1,155,939
					-			-
Borrowings	74,000	12,407	(121)	(10)	86,286	(32,407)	(16)	53,879
Junior subordinated debentures	7,750	9,550	(2,836)	(11)	14,464	25,439	(17)	39,903
Other liabilities	10,379	2,329	4,975	(12)	17,683	-		17,683
Total liabilities	857,362	475,359	1,966		1,334,687	(67,283)		1,267,404

Shareholders' equity:
Common stock	9,600	2,366	2,405	(1)(2)	14,371	-		14,371
Additional paid-in capital	42	17,491	5,369	(1)(2)	22,902	-		22,902
Treasury stock	(991)	-	(2,255)	(1)	(3,246)	-		(3,246)
Retained earnings	61,874	19,821	(22,979)	(2)(12)	58,716	-		58,716
Accumulated other comprehensive income	614	(3,487)	3,487	(2)	614	-		614
Total shareholders' equity	71,139	36,191	(13,973)		93,357	-		93,357
Total liabilities and shareholders' equity	$928,501	$511,550	$(12,007)		$1,428,044	$(67,283)		$1,360,761

Per Share Data
Shares outstanding	742,663	473,239	(115,708)	(1)	1,100,194	-		1,100,194
Book Value Per Share	$95.79	$76.48			$84.86			$84.86

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Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 2025

($ In Thousands, Except Per Share Data)

	Ballston Spa Bancorp, Inc.	NBC Bancorp, Inc.	Transaction Accounting Adjustments		Pro Forma Combined Before Adjustments Related to Other Transactions	Adjustments Related to Other Transactions		Pro Forma Combined After Adjustments Related to Other Transactions
Interest Income
Loans, including fees	$38,647	$20,116	$2,509	(4)	$61,272	$(3,780)	(14)	$57,492
Securities available for sale and held to maturity	3,474	1,737	1,776	(3)	6,987	(1,874)	(13)	5,113
FHLB NY & FRB stock	651	168	-		819	-		819
Short-term investments	160	733	-		893	1,572	(18)	2,465
Total Interest Income	42,932	22,754	4,285		69,971	(4,082)		65,889

Interest Expense
Deposits	13,360	8,574	61	(9)	21,995	(2,791)	(15)	19,204
Borrowings	3,117	834	74	(10)	4,025	(1,365)	(16)	2,660
Junior subordinated debentures	446	594	(81)	(11)	959	1,974	(17)	2,933
Total Interest Expense	16,923	10,002	54		26,979	(2,182)		24,797
Net Interest Income	26,009	12,752	4,231		42,992	(1,900)		41,092
Provision for credit losses	630	(350)	-		280	-		280
Net Interest Income after Provision for Credit Losses	25,379	13,102	4,231		42,712	(1,900)		40,812

Non-Interest Income
Service charges on deposits	650	446	-		1,096	-		1,096
Trust and investment services income	1,546	-	-		1,546	-		1,546
Gain on sale/servicing of loans	322	-	-		322	-		322
Debit card interchange income	783	933	-		1,716	-		1,716
Earnings on bank owned life insurance	159	-	-		159	-		159
Other	844	429	-		1,273	-		1,273
Total Non-Interest Income	4,304	1,808	-		6,112	-		6,112

Non-Interest Expense
Compensation and benefits	14,055	6,937	-		20,992	-		20,992
Occupancy and equipment	2,516	1,442	14	(6)	3,972	-		3,972
FDIC and OCC assessment	790	492	-		1,282	-		1,282
Advertising and public relations	304	225	-		529	-		529
Legal and professional fees	908	365	-		1,273	-		1,273
Merger expenses	1,529	445	4,326	(12)	6,300	-		6,300
Data processing	1,115	589	-		1,704	-		1,704
Debit card processing	536	459	-		995	-		995
Other	2,326	2,656	1,304	(7)	6,286	-		6,286
Total Non-Interest Expense	24,079	13,610	5,644		43,333	-		43,333
Income before Income Tax Expense	5,604	1,300	(1,413)		5,491	(1,900)		3,591
Income tax expense	1,065	224	(381)	(8)	908	(513)	(19)	395
Net Income	$4,539	$1,076	$(1,032)		$4,583	$(1,387)		$3,196

Per Common Share Data:
Basic earnings per common share	$6.11	$2.27			$4.17			$2.90
Weighted-average common shares outstanding	742,663	473,239	(115,708)	(1)	1,100,194			1,100,194

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Unaudited Pro Forma Per Share Data

For The Year Ended December 31, 2025

($ in Thousands, Except Per Share Data)

	Ballston Spa Bancorp, Inc.	NBC Bancorp, Inc.	Pro Forma Ballston Spa Bancorp, Inc. Combined	Pro Forma Equivalent NBC Bancorp, Inc. Share
For The Year December 31, 2025:
Earnings per share:
Net income per share (Basic)	$6.11	$2.27	$2.90	$2.34
Book value per common share as of December 31, 2025	$95.79	$76.48	$84.86	$68.44

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NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

TRANSACTION ACCOUNTING ADJUSTMENTS:

(1)	Under the terms of the Merger Agreement, NBC’s common shares will be converted into the right to receive 0.8065 shares of Ballston Spa common stock. In this pro forma analysis and assuming a Ballston Spa common stock price of $71.00 as of March 31, 2026 (the close of business prior to the closing date of April 1, 2026).

The total estimated purchase price for the purpose of this pro forma financial information is $27.6 million. The adjustment for shares outstanding, basic, and diluted weighted average common shares outstanding is an amount to adjust the shares to equal the new common shares issued for the transaction. The following is a summary of the fair value of assets acquired and liabilities assumed resulting in goodwill. Goodwill is created when the purchase price consideration exceeds the fair value of the net assets acquired or a bargain purchase gain results when the current fair value of the net assets acquired exceeds the purchase price consideration. For purposes of this analysis as of December 31, 2025, goodwill of $458 thousand results from the transaction; however, the final purchase accounting analysis will be performed as of the merger date and amounts therein are subject to change based on operations subsequent to December 31, 2025, as additional information becomes available and as additional analyses are performed.

(dollars in thousands, except per share data)
Purchase Price Consideration - Common Stock (excluding Dissenting shares)
NBC Bancorp, Inc. common shares outstanding	473,239
less: Dissenting shares	(29,927)
NBC Bancorp, Inc. common shares to be exchanged for stock consideration	443,312
Exchange Ratio	0.8065
Ballston Spa Bancorp, Inc. shares to be issued in the merger and excludes fractional shares	357,408
Fair Value price per share of Ballston Spa Bancorp, Inc. common stock	$71.00	Closing Stock Price 3/31/2026
Total Fair Value of Purchase Price Consideration for Common Stock		$25,376

Purchase Price Consideration - Cash for Dissenting Shares
Dissenting shares	29,927
Exchange Ratio	0.8065
Dissenting shares to be settled in cash	24,136
Fair value of Dissenting shares	$93.41
Total fair value of Dissenting shares		2,255
Total Purchase Price For Accounting Purposes		$27,631

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(dollars in thousands)	NBC Bancorp, Inc. Book Value 12/31/2025	Fair Value Adjustments		NBC Bancorp, Inc. Fair Value 12/31/2025
Total purchase price consideration				$27,631

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	$33,483	$-		$33,483
Securities, available for sale	100,915	-		100,915
Securities, held to maturity	3,784	75	(3)	3,859
Loans gross	366,356	(24,422)	(4)	341,934
Allowance for credit losses	(3,680)	3,680	(5)	-
Loans, net of allowance	362,676	(20,742)		341,934
Restricted stock	1,929	-		1,929
Premises and equipment	4,265	1,404	(6)	5,669
Core deposit intangibles	-	7,170	(7)	7,170
Deferred tax asset	-	3,215	(8)	3,215
Other assets	4,498	-		4,498
Total identifiable assets acquired	511,550	(8,878)		502,672

Deposits	451,073	(52)	(9)	451,021
Borrowings	12,407	(121)	(10)	12,286
Trust Preferred	9,550	(336)	(11)	9,214
Other liabilities	2,329	649	(12)	2,978
Total liabilities assumed	475,359	140		475,499
Total identifiable net assets	$36,191	(9,018)		$27,173
Goodwill				$458

(2)	Balance sheet adjustments to reflect the reversal of NBC’s historical equity accounts to additional paid-in capital (“APIC”) and record the purchase price consideration for common stock. The following tables summarize the transaction accounting adjustments for the equity accounts.

		Balance Sheet
		12/31/2025
Common stock
Reversal of NBC Bancorp, Inc.common stock		$(2,366)

Number of Ballston Spa Bancorp, Inc. shares issued (including Dissenting shares)	381,667
Par value of Ballston Spa Bancorp, Inc. common stock	$12.50
Par value of Ballston Spa Bancorp, Inc. shares issued for merger		4,771
Total adjustments for common stock		$2,405

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	Balance Sheet
	12/31/2025
Additional Paid-In Capital
Reversal of NBC Bancorp, Inc. Additional Paid-In Capital		$(17,491)

Impact to Purchase Price Consideration for Common Stock
NBC Bancorp, Inc. common shares outstanding	473,239
less: Dissenting shares	(29,927)
NBC Bancorp, Inc. common shares to be exchanged for stock consideration	443,312
Exchange Ratio	0.8065
Ballston Spa Bancorp, Inc. shares to be issued in the merger and excludes fractional shares	357,408
Fair Value price per share of Ballston Spa Bancorp, Inc. common stock
Fair value assigned to Ballston Spa Bancorp, Inc. common stock (closing stock price as of March 31, 2026)	$71.00
Purchase price consideration for common stock	$25,376

Impact to Purchase Price Consideration - Cash for Dissenting Shares
Dissenting shares	29,927
Exchange Ratio	0.8065
Ballston Spa Bancorp, Inc. shares to be issued for Dissenting Shares in the merger and excludes fractional shares	24,136
Fair value assigned to Dissenting shares	$93.41
Fair value of Dissenting Shares	$2,255

Impact to Additional Paid In Capital for par value of Ballston Spa Bancorp Inc. shares to be issued
Total Ballston Spa Bancorp, Inc. shares to be issued	381,667
Par value of Ballston Spa Bancorp, Inc. shares issued for merger at $12.50 per share	$12.50
Less: par value of Ballston Spa Bancorp, Inc. common stock	4,771
Net adjustment to additional paid-in capital for stock consideration		22,860
Total adjustments for additional paid-in capital		$5,369

Balance Sheet
12/31/2025
Treasury stock
Purchase of Dissenting shares	$(2,255)
Total adjustments for treasury stock	$(2,255)

Balance Sheet
12/31/2025
Retained earnings
Reversal of NBC Bancorp, Inc. retained earnings	$(19,821)
Acquisition activity - Ballston Spa Bancorp, Inc. merger costs	(3,158)

Total adjustments for retained earnings	$(22,979)

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Balance Sheet
12/31/2025
Aaccumulated other comprehensive loss
Reversal of NBC Bancorp, Inc. accumulated other comprehensive loss	$3,487
Total adjustments for accumulated other comprehensive loss	$3,487

Balance Sheet
December 31, 2025
Cash and due from banks
Cash payment for Dissenting shares	$(2,255)
Total adjustments for cash and due from banks	$(2,255)

(3)	Securities available-for-sale were recorded at fair value at December 31, 2025; therefore, no balance sheet adjustment is necessary. Adjustment to statements of income includes prospective reclassification of existing available-for-sale securities fair value adjustment of $4.4 million to an amortizing discount which will be amortized into income based on the expected life of securities.

Balance sheet adjustment to reflect the retirement of NBC junior subordinated debentures owned by Ballston Spa of $1.5 million and the retirement of Ballston Spa junior subordinated debentures owned by NBC of $1.0 million. Statements of income adjustment to reflect the lost income from the retirement of the junior subordinated debentures.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Securities available for sale
Securities available for sale amortization adjustment	$-	$1,936
Retirement of NBC junior subordinated debentures owned by BSPA	(1,500)	(83)
Retirement of BSPA junior subordinated debentures owned by NBC	(1,000)	(58)
Total adjustments for securities available for sale	$(2,500)	$1,795

Securities held for maturity balance sheet and statements of income adjustment to reflect the fair value of securities held to maturity of $75 thousand. This adjustment will be recognized over the expected life of the investments.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Securities held to maturity
Securities held to maturity fair value adjustment	$75	$(19)
Total adjustments for securities held to maturity	$75	$(19)

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(4)	Balance sheet adjustment to reflect the fair value discount for acquired purchased credit deteriorated (“PCD”) loans and Purchased Seasoned Loans (“PSL”) of $24.6 million and other loan adjustments. The accruing loan fair value adjustments will be substantially recognized over the expected life of the loans. Balance sheet and statements of income interest rate adjustment to reflect the reversal of existing deferred net loan fees.

In November, the FASB released ASU 2025-08, Financial Instruments—Credit Losses (Topic 326): Purchased Loans, introducing significant changes to the Current Expected Credit Loss (CECL) standard. This update aims to enhance comparability and consistency in acquisition reporting.

Ballston Spa elected to early adopted ASU 2025-08, Financial Instruments—Credit Losses (Topic 326): Purchased Loans and used the gross up approach to record the allowance for credit losses for Purchase Seasoned Loans.

Balance sheet adjustment of $3.9 million for acquired loans allowance for credit losses to be recorded as an increase in the allowance for credit losses and gross-up of the loan account for early adoption of ASU 2025-08.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Fair value adjustments on loans acquired
PSL fair value	$(22,035)	$2,403
PCD loans fair value	(2,185)	142
PCD Non-accruing loans fair value	(333)	-
Total fair value adjustments for loans	(24,553)	2,545

Gross up of acquired loans for allowance for credit losses
Acquired loans allowance for credit losses	3,947	-
Total gross up for acquired loans for allowance for credit losses	3,947	-
Total loan fair value adjustments	(20,606)	2,545

Reversal of deferred loan fees, net	131	(36)
Total adjustments for loans	$(20,475)	$2,509

(5)	Balance sheet adjustment for the reversal of NBC’s existing allowance for loan losses of $3.7 million.

Balance sheet adjustment of $3.9 million for acquired loans allowance for credit losses.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Allowance for credit losses
Reversal of existing allowance for credit losses	$3,680	$-
Allowance for credit losses for acquired loans	(3,947)	-
Total adjustments for allowance for credit losses	$(267)	$-

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(6)	Balance sheet and statements of income adjustment to reflect the fair value of owned premise of $1.6 million and will be amortized over the expect life of 40 years using the straight-line method.

Balance sheet and statements of income adjustment to reflect the fair value of lease properties and will be amortized over the expected life of the lease.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Premises fair value
Owned premises fair value adjustment	$1,647	$38
Leased premises fair value adjustment	(243)	(24)
Total adjustments for premises fair value	$1,404	$14

(7)	Balance sheet adjustment to reflect the creation of a core deposit intangible fair value of $7.2 million for acquired core deposit intangible assets. The related statements of income amortization adjustments based upon an expected life of 10 years using sum of the year’s digits method.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Core deposit intangible asset
Core deposit intangible asset	$7,170	$1,304
Total adjustments for core deposit intangible asset	$7,170	$1,304

(8)	Balance sheet adjustment to reflect the net deferred tax asset, at a statutory rate of 27.0%, related to fair value adjustments and tax benefits related to one-time merger charges and related statements of income adjustments to pro forma adjustments using a statutory tax rate of 27.0% for book income tax expense.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Tax impact
Fair value adjustments	$3,215	$(787)
Buyer accrual for one-time merger related charges	1,168	1,168
Total adjustments for taxes	$4,383	$381

(9)	Balance sheet and statements of income adjustment related to the fair value of interest-bearing time deposits and corresponding statements of income adjustments related to the amortization of discount on interest-bearing time deposits based on the expected life of interest-bearing time deposits.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Certificates of deposit
Certificates of deposit fair value adjustment	$(52)	$61
Total adjustments for certificates of deposits	$(52)	$61

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(10)	Balance sheet and statements of income adjustment related to the fair value of borrowings and statements of income adjustments related to the amortization of discount based on the expected life of the borrowings.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Borrowings
Borrowings fair value adjustment	$(121)	$74
Total adjustments for borrowings	$(121)	$74

(11)	Balance sheet adjustment to reflect the fair value discount of $336 thousand for junior subordinated debentures. Statements of income adjustment to reflect the amortization based on the expected life of the junior subordinated debentures.

Balance sheet adjustment to reflect the retirement of NBC junior subordinated debentures owned by Ballston Spa of $1.5 million and the retirement of Ballston Spa junior subordinated debentures owned by NBC of $1.0 million. Statements of income adjustment to reflect the reduction of interest expense from the retirement of the junior subordinated debentures.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Junior subordinated debentures
Junior subordinated debentures fair value adjustment	$(336)	$60
Retirement of NBC junior subordinated debentures owned by BSPA	(1,500)	(83)
Retirement of BSPA junior subordinated debentures owned by NBC	(1,000)	(58)
Total adjustments for junior subordinated debentures	$(2,836)	$(81)

(12)	Balance sheet adjustment to reflect the accrual of one-time merger-related charges for Ballston Spa and NBC: (a) NBC pre-tax charges are estimated at $649 thousand ($569 thousand after-tax) and are included as a pro forma fair value liability accrual, and (b) Ballston Spa pre-tax charges are estimated at $4.3 million ($3.2 million after-tax) and are included as a pro forma liability accrual with the after-tax cost as reduction to retained earnings. The pro forma statements of income include one-time Ballston Spa merger-related expenses of $4.3 million which will be expensed against income when incurred. It is noted that a tax benefit was not taken for certain merger obligations and costs that were not considered to be tax deductible.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Other liabilities
Ballston Spa Bancorp, Inc. accrual for one-time merger related charges	$4,326	$4,326
NBC Bancorp, Inc. accrual for one-time merger related charges	649	-
Total other liabilities adjustments	$4,975	$4,326

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ADJUSTMENTS RELATED TO OTHER TRANSACTIONS:

(13)	Balance Sheet Restructuring #1: Balance sheet adjustment to reflect the sale of $50.2 million of NBC's Available for Sale Securities at closing. Statements of income reflects lost interest income related to sale of securities as well as the related discount.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Balance Sheet Restructuring #1: Sale of Securities Available for Sale
Sale of securities available for sale	$(50,221)	$(688)
Reversal of amortization of fair value discount on securities available for sale	-	(1,186)
Total sale of securities available for sale	$(50,221)	$(1,874)

(14)	Balance Sheet Restructuring #2: Balance sheet and statements of income adjustments to reflect the sale of $73.6 million of NBC's residential mortgages with an estimated fair value of $62.0 million. Statements of income adjustments for contractual lost income on the sold loans at an interest rate of 3.40% plus the related fair value amortization income.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Balance Sheet Restructuring #2: Sale of Residential Mortgage Loans
Sale of residential mortgage loans	$(61,986)	$(2,503)
Reversal of amortization related to the fair value adjustment	-	(1,277)
Total sale of residential mortgages loans	$(61,986)	$(3,780)

(15)	Balance Sheet Restructuring #3: Balance sheet and statements of income adjustment to reflect brokered time deposits that are not intended to be renewed (weighted average rate of 4.63%).

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Balance Sheet Restructuring #3: Maturity of Brokered Time Deposits
Maturity of brokered time deposits	$(60,315)	$(2,791)
Total Maturity of Brokered Time Deposits	$(60,315)	$(2,791)

(16)	Balance Sheet Restructuring #4: Balance sheet and statements of income adjustments to reflect the pay-off of borrowings at an interest rate of 4.14% with proceeds from the sale of loans and investment securities available for sale noted above.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Balance Sheet Restructuring #4: Pay-Off of Borrowings
Pay off borrowings with funds received from the sale of Securities Available for Sale and Residential Mortgage Loans	$(32,407)	$(1,343)
Reversal of amortization related to the fair value adjustment	-	(22)
Total Pay-Off of Borrowings	$(32,407)	$(1,365)

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(17)	Capital Initiative #1: Balance sheet and statements of income adjustments to reflect the issuance of Ballston Spa junior subordinated debentures of $26.0 million (less debt issuance cost) at an interest rate of 7.38% to improve balance sheet liquidity and capital ratios.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Capital Initiative #1: Issuance of Junior Subordinated Debentures
Issuance of new junior subordinated debentures at Ballston Spa	$26,000	$1,918
Debt issuance costs	(561)	56
Total Issuance of Subordinated Debentures	$25,439	$1,974

(18)	Impact to Fed Funds Sold related to Balance Sheet Restructuring and Capital Initiatives: Balance sheet and statements of income adjustments to reflect the impact from the Balance Sheet Restructuring and Capital Initiatives (see table below for details) and related statements of income impacts at an interest rate of 3.50%.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Impact to Fed Funds Sold related to Balance Sheet Restructuring and Capital Initiatives
Proceeds from the sale of residential mortgage loans	$61,986	$2,170
Proceeds from the sale of securities available for sale	50,221	1,758
Maturity of brokered time deposits	(60,315)	(2,111)
Pay-off of borrowings	(32,407)	(1,134)
Issuance of junior subordinated debentures	25,439	889
Total impact to Fed Funds Sold related to Balance Sheet Restructuring and Capital Initiatives	$44,924	$1,572

(19)	Tax Impact related to Balance Sheet Restructuring and Capital Initiatives: Balance sheet and statements of income adjustments to reflect the net deferred tax asset, at a statutory rate of 27.0%, related to balance sheet restructuring and capital initiatives.

	Balance Sheet	Statements of Income
	December 31, 2025	Twelve Months Ended December 31, 2025
Tax impact related to balance sheet restructuring and capital initiatives
Sale of securities available for sale	$(50,221)	$(506)
Sale of residential mortgage loans	(61,986)	(1,022)
Maturity of brokered time deposits	60,315	754
Pay off borrowings with funds received from the sale of securities available for sale and residential mortgage loans	32,407	369
Issuance of new junior subordinated debentures at Ballston Spa	(25,439)	(533)
Fed funds sold related to balance sheet restructuring and capital initiatives	44,924	425
Total tax impact related to balance sheet restructuring and capital initiatives	$-	$(513)

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